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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) OCTOBER 20, 1999
                                                 -------------------------------

                             FSI INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


        MINNESOTA                        0-17276                   41-1223238
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  (State or other jurisdiction)  (Commission File Number)       (IRS Employer
           of incorporation                                  Identification No.)





     322 LAKE HAZELTINE DRIVE
         CHASKA, MINNESOTA                                        55318
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  (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (612) 448-5440
                                                   --------------------








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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              On October 20, 1999, the Registrant acquired YieldUP International Corporation, a Delaware corporation ("YieldUP"), through a merger of YieldUP with and into a wholly owned subsidiary of the Registrant (the "Merger"). Pursuant to the Merger, YieldUP became a wholly owned subsidiary of the Registrant. Following the Merger, the Registrant intends to continue YieldUP's business of developing, manufacturing, and marketing immersion cleaning, rinsing, and drying equipment used during several steps in the manufacturing process for semiconductors.

              In connection with the Merger, which will be accounted for as a purchase, the Registrant issued 1,303,386 shares of its common stock and paid cash of $6,082,745 in exchange for all outstanding shares of YieldUP common stock and Class A common stock, based on an exchange ratio of .1567 shares of Registrant common stock and $.7313 for each share of YieldUP. The Registrant also issued options covering 209,278 shares of the Registrant's common stock in substitution for previously outstanding options to acquire shares of YieldUP's common stock.

              Additional information regarding the terms of the Merger are included in the Agreement and Plan of Reorganization and the Press Release of the Registrant, which are incorporated herein by reference and included as exhibits.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)   Financial Statements of  YieldUP

                    The following financial statements of YieldUP (Commission file no. 0-27104) are incorporated herein by reference to YieldUP's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as amended, and are attached as
                    Exhibit 99.2:

                           Independent Auditors' Report
                           Balance Sheet
                           Statements of Operations
                           Statements of Redeemable Series A Preferred Stock
                               and Stockholders' Equity
                           Statements of Cash Flows
                           Notes to Financial Statements


                    The following financial statements of YieldUP are incorporated herein by reference to YieldUP's Quarterly Report on Form 10-QSB for the period ended June 30, 1999 and are attached as Exhibit 99.3:

                           Condensed Balance Sheets (unaudited)
                           Condensed Statements of Operations (unaudited) Condensed Statement of Cash Flows (unaudited) Notes to Financial Statements (unaudited)





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              (b)   Pro Forma Financial Information of the Registrant and
                    YieldUP

                    The Registrant will file any pro forma financial information required under Item 7 of this form within the time period provided therefor.


              (c)   Exhibits

                    2 Agreement and Plan of Reorganization dated January 21, 1999 by and among YieldUP, the Registrant and BMI International, Inc., incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4, reg. no. 333-87003.

                           The Registrant hereby agrees to furnish
                           supplementally a copy of any omitted
                           schedule or exhibit to the Commission upon request.

                    23 Consent of KPMG LLP (relating to financial statements of YieldUP).

                    99.1   Press Release of the Registrant dated October 21,
                           1999.

                    99.2 Audited Financial Statements of YieldUP as of December 31, 1998 and for the fiscal years ended December 31, 1998 and 1997.

                    99.3 Unaudited interim Financial Statements of YieldUP for the period ended June 30, 1999.








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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FSI INTERNATIONAL, INC.



Date:  November 3, 1999                 By /s/ Patricia M. Hollister
                                           -------------------------------------
                                           Patricia M. Hollister
                                           Chief Financial Officer and
                                           Corporate Controller
















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                                  EXHIBIT INDEX
EXHIBIT

2 Agreement and Plan of Reorganization dated January 21, 1999 by and among YieldUP, the Registrant and BMI International, Inc., incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4, reg. no. 333-87003.

        The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

23      Consent of KPMG LLP (relating to financial statements of YieldUP).

99.1    Press Release of the Registrant dated October 21, 1999.

99.2 Audited Financial Statements of YieldUP as of December 31, 1998 and for the fiscal years ended December 31, 1998 and 1997.

99.3 Unaudited interim Financial Statements of YieldUP for the period ended June 30, 1999.